Shareholder Letter Q1 2026 1

$794 $1,008 $1,333 $188 $234 $306 ($34) ($47) ($17) ($47) ($62) ($36) $35 $39 $100 29% 26% 39% ($19) ($31) $17 ($30) ($47) ($1) 2 $424 3,142,581$1,333M IN FORCE PREMIUM (IFP) PREMIUM PER CUSTOMER TOTAL CUSTOMERS ↑32% ↑7% ↑23% IN FORCE PREMIUM ($s in m) KEY METRICS ($s in m) Q1 24 Q1 26Q1 25 GEP ADJUSTED EBITDA NET LOSS Q1 24 Q1 26Q1 25 GROSS PROFIT ($s in m) ADJUSTED FREE CASH FLOW ($s in m) ADJUSTED FREE CASH FLOW CASH FLOW FROM OPERATING ACTIVITIES GROSS PROFIT GROSS PROFIT MARGIN Q1 24 Q1 26Q1 25 Q1 24 Q1 26Q1 25 (25%) (27%) (12%) NET LOSS / GEP 1

Dear Shareholders, Our first quarter results were excellent, once again characterized by topline growth acceleration, healthy underwriting performance, and strong operating leverage. We steadily progress towards our first Adj. EBITDA positive quarter, which we continue to expect in Q4 2026. Here’s a look at the key metrics for Q1: • Top Line: At $1.33 billion, In Force Premium grew 32% – extending our streak of IFP growth rate acceleration to ten consecutive quarters. Revenue grew faster still, by 71% to $258 million, reflecting the impact of our recent reinsurance transition and higher premium retention. • Gross Profit: Increased 159% YoY to $100 million. • Bottom Line: Adj. EBITDA loss of ($17) million was 64% improved YoY, while Net Loss in the quarter was ($36) million, 43% improved. • Cash Flow: Adj. Free Cash Flow of $17 million was $48 million improved YoY; Cash Flow from Ops was roughly breakeven, $47 million improved. There has been notable interest recently from our investors on our AI capabilities – specifically how they compare to peers in a rapidly evolving broader Al landscape. Daniel recently shared some thoughts on this topic in our blog, linked here. 2

Grow the Business & Scale the Operation Alongside sustained topline growth rate acceleration, we’ve materially scaled the operation since the launch of ChatGPT in late 2022 by deeply embedding LLMs within our proprietary technology stack. We ended Q1 with just over $1 million of IFP per employee, having more than doubled IFP while reducing team size by 6% since Q4 22. AI-powered automation at scale is expanding team capacity and enabling us to support accelerating growth and simultaneously deliver improved customer support quality without adding headcount. At ~$1m IFP per employee, we believe we are already roughly at parity with incumbents such as Progressive, Allstate, GEICO, and Travelers, while being a fraction of their size. We see a path to sustained improvement: we believe we can lead the industry in IFP per employee efficiency as our business continues to scale. Marketing Efficiency 3 LTV / CAC Ratio vs Growth Spend Conventional wisdom says that as you increase growth spend, efficiency declines. We’re seeing something notable, and have for some time. Since Q1 23, we’ve increased growth spend by ~200% while maintaining LTV/CAC ratios at or above 3x, a trend we hope to continue. This is enabled by our differentiated AI-powered growth engine and proprietary LTV model, which drive real-time optimization of targeting and capital allocation. It is further supported by an increasingly diverse channel mix and higher LTV from bundling. Q4 22 Q1 26 $17m $54m LTV / CAC Growth Spend Q1 23 Q1 26 3x3x 1,367 1,291 $625m $1,333m IFP vs Employee Count IFP Employee Count

Pet Crosses $500m IFP Pet, now our largest line of business, surpassed $500m IFP early in the second quarter, becoming the first product in our portfolio to reach this milestone. Less than six years from launch, we have scaled to become the #1 most searched pet insurance brand in the U.S. and the 4th largest carrier by written premium. Our rapid ascent reflects a set of structural advantages: • Structural cost advantage through automation: Our AI-powered automation drives LAE ratios of ~4%, providing a structural cost advantage vs peers. This creates margin headroom and increases our flexibility to price competitively while maintaining attractive unit economics. • Proprietary AI-powered pricing engine: Compared to peers, we believe that our model delivers greater segmentation granularity, allowing us to more precisely match rate to risk. • Delightful product: AI-powered automation across most support and claims interactions delivers fast, seamless customer experiences at scale, supporting strong acquisition efficiency and lifetime value. • Balanced distribution: We’ve built a diversified model beyond the traditional vet channel, combining direct-to-consumer and partnerships channels to expand reach. This is complemented by CAC-free cross-sales to existing customers, which currently account for ~$85 million of Pet IFP. As illustrated in the chart below, our loss ratios are comparable with peers, during periods in which we took notably less rate. The result is a business that is growing more than 3x faster than the industry. 4 12% 27% LMND Industry Avg. 66% 68% LMND Industry Avg. 55% 17% LMND Industry Avg. Lemonade Pet vs Industry Avg Across Key Metrics for 20251 Rate Change Gross Loss Ratio excl. LAE IFP Growth Rate 1 Source: (1) S&P: ‘P&C Rate and Product Filings Trend Analysis and Histogram’ and (2) S&P: ‘Statutory Insurance P&C Market Share’.

Car Update Lemonade Car continues to demonstrate strong momentum, with IFP growing 60% YoY, our fastest growth rate to date, and a significant acceleration as compared to 9% IFP growth a year ago, while delivering healthy underwriting performance with a 74% gross loss ratio. We're seeing broad based strength in our Car growth engine across channels and geographies. Some of our more recently launched states are performing well; notably, Colorado, launched in 2025, has quickly become our fourth largest state by Car IFP share. Car new business is growing rapidly across both direct-to- consumer and cross-sale channels, each increasing >100% YoY, reflecting both strong demand and continued expansion within our existing customer base. From an underwriting perspective, we’re continuing to see encouraging trends across both new and renewal loss ratios over several quarters, even as growth has accelerated. Taken together, these trends reinforce our confidence in both the scalability and underlying economics of the Car business. While still early, we are encouraged by initial performance from our autonomous Car product. New customer conversion rates are ~70% higher than our comparable non-autonomous product, reflecting the compelling pricing we are able to offer customers. We expect to expand our autonomous Car product into multiple additional states this year. 5 3% 7% 9% 22% 39% 53% 60% Q3 24 Q4 24 Q1 25 Q2 25 Q3 25 Q4 25 Q1 26 Car IFP YoY Growth Rate

Investor Day 2026 We are pleased to announce that our upcoming investor day will take place in New York City on November 17th at 9:00am. More details to follow closer to the event, and we hope to see many of you there! Guidance Below is our view of how we expect the second quarter and full year 2026 to shape up. Our guidance reflects improved FY 26 ranges for IFP, GEP, Revenue, & Adj. EBITDA as compared to prior guidance, and indicates FY 26 IFP growth of 33%. We continue to reiterate our expectation that we’ll deliver positive Adj. EBITDA in the fourth quarter. Q2 2026 Full Year 2026 All in millions Low - High Low - High In force premium (IFP) $1,428 - $1,433 $1,632 - $1,639 Gross earned premium (GEP) $328 - $331 $1,369 - $1,373 Revenue $287 - $290 $1,197 - $1,203 Adjusted EBITDA loss1 ($23) - ($19) ($51) - ($47) Stock-based compensation expense $24 $95 Weighted avg. common shares 77 78 6 1 A full reconciliation of Adjusted EBITDA guidance to net loss on a forward-looking basis cannot be provided without unreasonable efforts, as we are unable to provide reconciling information with respect to income tax expense, interest income, net investment income, interest expense and other transactions that we consider to be unique in nature, all of which are adjustments to Adjusted EBITDA. We have provided a reconciliation of GAAP to non-GAAP financial measures for the first quarter March 31, 2026 in the reconciliation tables at the end of this letter.

Q1 2026 Results, KPIs and Non-GAAP Financial Measures In Force Premium IFP, defined as the aggregate annualized premium for customers as of the period end date, increased by 32% to $1.33 billion as compared to the first quarter of 2025. Customers Customer count increased by 23% to 3,142,581 as compared to the first quarter of 2025. Premium per Customer Premium per customer, defined as in force premium divided by customers, was $424 at the end of the first quarter, up 7% from the first quarter of 2025. Annual Dollar Retention ADR, defined as the percentage of IFP retained over a twelve month period, inclusive of changes in policy value, changes in number of policies, changes in policy type, and churn, was 85%, a 1 percentage point increase from the first quarter of 2025, and flat from the fourth quarter of 2025. Gross Earned Premium First quarter gross earned premium of $306.2 million increased by $72.6 million or 31% as compared to the first quarter of 2025, primarily due to the increase of IFP earned during the quarter. 7

Revenue First quarter revenue of $258.0 million increased by $106.8 million or 71% as compared to the first quarter of 2025, primarily driven by growth in gross earned premium and higher premium retention rate due to reduced quota share cession rates which became effective in third quarter of 2025. Gross Profit First quarter gross profit of $100.1 million increased by $61.5 million or 159% as compared to the first quarter of 2025, primarily due to the 71% increase in revenue and a 19 percentage points improvement in net loss ratio, due to improved underwriting results and the impact of the California Wildfires in the first quarter of 2025. Adjusted Gross Profit First quarter adjusted gross profit of $100.8 million increased by $54.8 million or 119% as compared to the first quarter of 2025, primarily due to the 71% increase in revenue and 19 percentage points improvement in net loss ratio, due to improved underwriting results and impact of the California Wildfires in the first quarter of 2025. Adjusted gross profit is a non-GAAP measure. Operating Expense Total operating expense, excluding net loss and loss adjustment expense, of $159.3 million increased by $32.1 million or 25% as compared to the first quarter of 2025. The increase was primarily driven by higher growth spend for customer acquisition. Growth spend, included in sales and marketing expense, was $54.3 million in the quarter, as compared to $38.1 million in the first quarter 2025. Net Loss Net loss in the first quarter was ($35.8) million, or ($0.47) per share, as compared to ($62.4) million, or ($0.86) per share, in the first quarter of 2025. 8

Adjusted EBITDA Adjusted EBITDA loss was ($17.1) million, as compared to an Adjusted EBITDA loss of ($47.0) million in the first quarter 2025. This year over year improvement is primarily attributable to revenue growth, and improved underwriting results, partially offset by the increase in growth spend. Adjusted EBITDA is a non-GAAP measure. Cash & Investments The Company’s cash, cash equivalents, and investments totaled approximately $1.14 billion at March 31, 2026. As of March 31, 2026, we were required to hold approximately $290 million of regulatory surplus at our insurance subsidiaries. Adjusted Free Cash Flow Adjusted free cash flow in the first quarter was $17.4 million, as compared to ($31.0) million in the first quarter of 2025. Adjusted free cash flow is a non-GAAP measure. Reconciliations of GAAP to non-GAAP financial measures, as well as definitions for the non-GAAP financial measures included in this letter and the reasons for their use, are presented at the end of this letter. 9

Key Operating and Financial Metrics Three Months Ended March 31, 2026 2025 ($ in millions, except Premium per customer) Customers (end of period) 3,142,581 2,545,496 In force premium (end of period) $ 1,333.2 $ 1,007.8 Premium per customer (end of period) $ 424 $ 396 Annual dollar retention (end of period) 85% 84 % Total revenue $ 258.0 $ 151.2 Gross earned premium $ 306.2 $ 233.6 Gross profit $ 100.1 $ 38.6 Adjusted gross profit $ 100.8 $ 46.0 Net loss $ (35.8) $ (62.4) Adjusted EBITDA $ (17.1) $ (47.0) Gross profit margin 39% 26 % Adjusted gross profit margin 39% 30 % Ratio of Adjusted gross profit to Gross earned premium 33% 20 % Gross loss ratio 62% 78 % Net loss ratio 63% 82% 10

Non-GAAP financial measures and key operating metrics The non-GAAP financial measures used in this shareholder letter are Adjusted EBITDA, Adjusted gross profit, Ratio of Adjusted gross profit to Gross earned premium, Free cash flow, and Adjusted free cash flow. We define Adjusted EBITDA, a non-GAAP financial measure, as net loss excluding income tax expense, depreciation and amortization, stock-based compensation, interest expense, interest income and others, net investment income, amortization of fair value adjustment on insurance contract intangible liability relating to the Metromile Acquisition, and other one time and non-cash adjustments and other transactions that we would consider to be unique in nature. We exclude these items from Adjusted EBITDA because we do not consider them to be directly attributable to our underlying operating performance. We use Adjusted EBITDA as an internal performance measure in the management of our operations because we believe it gives our management and other users of our financial information useful insight into our results of operations and our underlying business performance. Adjusted EBITDA should not be viewed as a substitute for net loss calculated in accordance with U.S. GAAP, and other companies may define Adjusted EBITDA differently. We define Adjusted gross profit, a non-GAAP financial measure, as gross profit excluding net investment income, interest income and other income, plus fixed costs and overhead associated with our underwriting operations including employee-related expense, professional fees and other, and depreciation and amortization allocated to cost of revenue, and other adjustments that we would consider to be unique in nature. After these adjustments, the resulting calculation is inclusive of only those variable costs of revenue incurred on the successful acquisition of business and without the volatility of investment income. We use adjusted gross profit as a key measure of our progress towards profitability and to consistently evaluate the variable contribution to our business from underwriting operations from period to period. We define the Ratio of Adjusted gross profit to Gross earned premium as the ratio of adjusted gross profit divided by gross earned premium. The Ratio of Adjusted gross profit to Gross earned premium measures the relationship between the 11 underlying business volume and gross economic benefit generated by our underwriting operations, on the one hand, and our underlying profitability trends, on the other. We rely on this measure, which supplements our gross profit ratio as calculated in accordance with U.S. GAAP, because it provides management with insight into our underlying profitability trends over time. The non-GAAP financial measures used in this shareholder letter have not been calculated in accordance with GAAP and should be considered in addition to results prepared in accordance with GAAP and should not be considered as a substitute for, or superior to, GAAP results. In addition, Adjusted gross profit, and Adjusted gross profit margin, Ratio of Adjusted gross profit to Gross earned premium, and Adjusted EBITDA should not be construed as indicators of our operating performance, liquidity or cash flows generated by operating, investing and financing activities, as there may be significant factors or trends that they fail to address. We caution investors that non-GAAP financial information, by its nature, departs from traditional accounting conventions. Therefore, its use can make it difficult to compare our current results with our results from other reporting periods and with the results of other companies. Our management uses these non-GAAP financial measures, in conjunction with GAAP financial measures, as an integral part of managing our business and to, among other things: (i) monitor and evaluate the performance of our business operations and financial performance; (ii) facilitate internal comparisons of the historical operating performance of our business operations; (iii) facilitate external comparisons of the results of our overall business to the historical operating performance of other companies that may have different capital structures and debt levels; (iv) review and assess the operating performance of our management team; (v) analyze and evaluate financial and strategic planning decisions regarding future operating investments; and (vi) plan for and prepare future annual operating budgets and determine appropriate levels of operating investments. Investors are encouraged to review the reconciliation of these non-GAAP financial measures to their most directly comparable GAAP financial measures as provided in the tables accompanying this shareholder letter. 12

This shareholder letter also includes key performance indicators, including customers, In Force Premium, Premium Per Customer, Annual Dollar Retention, Gross Earned Premium, Gross Loss Ratio, Net Loss Ratio and Gross Loss Ratio ex- CAT. We define Customers as the number of current policyholders underwritten by us or placed by us with third-party insurance partners (who pay us recurring commissions) as of the period end date. A customer that has more than one policy counts as a single customer for the purposes of this metric. We view customers as an important metric to assess our financial performance because customer growth drives our revenue, expands brand awareness, deepens our market penetration, creates additional upsell and cross-sell opportunities and generates additional data to continue to improve the functioning of our platform. We define In force premium ("IFP") as the aggregate annualized premium for customers as of the period end date. At each period end date, we calculate IFP as the sum of: (i) In force written premium — the annualized premium of in force policies underwritten by us; and (ii) In force placed premium — the annualized premium of in force policies placed with third party insurance companies for which we earn a recurring commission payment. In force placed premium currently reflects approximately 4% of IFP. The annualized value of premiums is a legal and contractual determination made by assessing the contractual terms with our customers. The annualized value of contracts is not determined by reference to historical revenues, deferred revenues or any other GAAP financial measure over any period. IFP is not a forecast of future revenues nor is it a reliable indicator of revenue expected to be earned in any given period. We believe that our calculation of IFP is useful to analysts and investors because it captures the impact of growth in customers and premium per customer at the end of each reported period, without adjusting for known or projected policy updates, cancellations, rescissions and non-renewals. We use IFP because we believe it gives our management useful insight into the total reach of our platform by showing all in force policies underwritten and placed by us. Other companies, including companies in our industry, may calculate IFP differently or not at all, which reduces the usefulness of IFP as a tool for comparison. 13

We define Premium per customer as the average annualized premium customers pay for products underwritten by us or placed by us with third-party insurance partners. We calculate premium per customer by dividing IFP by customers. We view premium per customer as an important metric to assess our financial performance because premium per customer reflects the average amount of money our customers spend on our products, which helps drive strategic initiatives. We define Annual dollar retention ("ADR"), as the percentage of IFP retained over a twelve month period, inclusive of changes in policy value, changes in number of policies, changes in policy type, and churn. To calculate ADR we first aggregate the IFP from all active customers at the beginning of the period and then aggregate the IFP from those same customers at the end of the period. ADR is then equal to the ratio of ending IFP to beginning IFP. We believe that our calculation of ADR is useful to analysts and investors because it captures our ability to retain customers and sell additional products and coverage to them over time. We view ADR as an important metric to measure our ability to provide a delightful end-to-end customer experience, satisfy our customers’ evolving insurance needs and maintain our customers’ trust in our products. Our customers become more valuable to us every year they continue to subscribe to our products. Other companies, including companies in our industry, may calculate ADR differently or not at all, which reduces the usefulness of ADR as a tool for comparison. Gross earned premium ("GEP") is the earned portion of our gross written premium. Gross earned premium includes direct and assumed premium. We use this operating metric as we believe it gives our management and other users of our financial information useful insight into the gross economic benefit generated by our business operations and allows us to evaluate our underwriting performance without regard to changes in our underlying reinsurance structure. Unlike net earned premium, gross earned premium excludes the impact of premiums ceded to reinsurers, and therefore should not be used as a substitute for net earned premium, total revenue, or any other measure presented in accordance with GAAP. We define Gross loss ratio, expressed as a percentage, as the ratio of losses and loss adjustment expense to gross earned premium. 14

We define Net loss ratio, expressed as a percentage, as the ratio of losses and loss adjustment expense, less amounts ceded to reinsurers, to net earned premium. We define Gross loss ratio ex-CAT, expressed as a percentage, as the ratio of gross losses and loss adjustment expense, excluding catastrophe losses, to gross earned premium. We define Trailing twelve month ("TTM") gross loss ratio, expressed as a percentage, as the ratio of losses and loss adjustment expense to gross earned premium for the past twelve months. We define Opex excluding growth spend, as total expense less loss and loss adjustment expenses, net, and growth spend. We define Growth spend as advertising expense related to acquiring policies, included in “Sales and marketing expenses” in the consolidated financial statements. We define Free cash flow ("FCF") as cash flow from operating activities, less capital expenditures. We define Adjusted free cash flow ("Adj. FCF") as cash flow from operating activities, less capital expenditures plus net borrowings under financing agreement. We define IFP per employee, as In Force Premium (IFP) divided by the number of employees. 15

Links The information contained on, or that can be accessed through, hyperlinks included herein is deemed not to be incorporated in or part of this shareholder letter. Earnings teleconference information The Company will discuss its first quarter 2026 financial results and business outlook during a teleconference on April 29, 2026, at 8:00 AM ET. The conference call (access code 708389519) can be accessed toll-free at 833-461-5787 or at 585-542-9983. A live audio webcast of the call will be available simultaneously at https:// www.lemonade.com/investor Following completion of the call, a recorded replay of the webcast will be available on the investor relations section of Lemonade’s website. Additional investor information can be accessed at https://www.lemonade.com/investor About Lemonade Lemonade offers renters, homeowners, pet, car, and life insurance. Powered by artificial intelligence and behavioral economics, Lemonade’s full stack insurance carriers in the US, the UK and Europe replace brokers and bureaucracy with bots and machine learning, aiming for zero paperwork and instant everything. A Certified B-Corp, Lemonade donates to nonprofits selected by its community, during its annual Giveback. Lemonade is currently available in the United States, the UK, Germany, the Netherlands, and France, and continues to expand globally. For more information, please visit www.lemonade.com, and follow Lemonade on X or Instagram. Media inquiries: press@lemonade.com Investor contact: ir@lemonade.com 16

Forward-looking statement safe harbor This shareholder letter contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements contained in this shareholder letter that do not relate to matters of historical fact should be considered forward-looking statements, including statements regarding our financial outlook for the second quarter and full year 2026, IFP growth, Adjusted EBITDA, profitability, IFP per employee efficiency, expected customer lifetime value and bundling trends, sustained gross profit, growth trajectory for our products, including pet, car, and our autonomous car product, marketing efficiency and scalability, and more automated AI-driven optimization. These statements are neither promises nor guarantees, but involve known and unknown risks, uncertainties and other important factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward- looking statements, including but not limited to, the following: our history of losses and that we may not achieve or maintain profitability in the future; our success and ability to retain and expand our customer base; the denial of claims or our failure to accurately and timely pay claims; our ability to attain greater value from each user; the intense competition in the segments of the insurance industry in which we operate; our proprietary artificial intelligence algorithms may not operate properly or as expected; our ability to maintain our risk-based capital at the required levels; our ability to maintain and implement relationships with third-party service providers; our ability to expand our product offerings or penetrate new markets; availability of reinsurance at current levels and prices; our reliance on artificial intelligence, telematics, mobile technology, and our digital platforms to collect data; our pricing models, including for Full Self Driving (Supervised) and reliance on direct vehicle telemetry may not function as expected; our ability to obtain additional capital to the extent required to grow our business; interruptions or delays in services provided by third-party data centers; security incidents or real or perceived errors, failures or bugs in our systems, website or app; our actual or perceived failure to protect customer information and other data; periodic examinations by state insurance regulators; privacy, data security, and data protection risks related to our expansion into Europe and the UK; evolving privacy 17 laws on cookies, tracking technologies and e-marketing; our ability to prevent misappropriation of our data; claims that our policies failed to provide adequate coverage; our ability to underwrite risks accurately and charge competitive yet profitable rates; potentially significant expenses incurred in connection with any new products before generating revenue; litigation and legal proceedings filed by or against us; the "Lemonade" brand may not become as widely known as incumbents' brands or the brand may become tarnished; risks associated with our expansion in the U.S. and internationally; the adverse impact of the Customer Investment Agreement; our ability to comply with extensive insurance industry regulations; our ability to predict the impacts of severe weather events and catastrophes; our utilization of customer and third party data in underwriting our policies; limitations in the analytical models used to assess and predict our exposure to catastrophe losses; potential losses could be greater than our loss and loss adjustment expense reserves; and the minimum capital and surplus requirements our insurance subsidiaries are required to have. These and other important factors are discussed under the caption “Risk Factors” in our most recent Form 10-K filed with the SEC and in our other subsequent filings with the SEC. These factors could cause actual results to differ materially from those indicated by the forward-looking statements made in this shareholder letter. Any such forward-looking statements represent management’s beliefs as of the date of this shareholder letter. While we may elect to update such forward-looking statements at some point in the future, we disclaim any obligation to do so, even if subsequent events cause our views to change. News & Information Disclosure Investors should note that we may use our website (investor.lemonade.com), blog (lemonade.com/blog), and our company account on X, Instagram and LinkedIn as a means of disclosing information and for complying with our disclosure obligations under Regulation FD. The information we post through these channels may be deemed material. Investors should monitor these channels in addition to reviewing our press releases, SEC filings, and public conference calls. 18

Condensed Consolidated Statements of Operations and Comprehensive Loss $ in millions, except per share amounts, unaudited Three Months Ended March 31, 2026 2025 Revenue Net earned premium $ 212.6 $ 104.3 Ceding commission income 23.6 26.9 Net investment income 9.8 9.5 Commission and other income 12.0 10.5 Total revenue 258.0 151.2 Expense Loss and loss adjustment expense, net 133.3 85.4 Other insurance expense 24.1 26.1 Sales and marketing 66.1 43.2 Technology development 26.9 22.0 General and administrative 42.2 35.9 Total expense 292.6 212.6 Loss before income taxes (34.6) (61.4) Income tax expense 1.2 1.0 Net loss $ (35.8) $ (62.4) Other comprehensive loss, net of tax Unrealized (loss) gain on investments in fixed maturities (4.4) 1.2 Foreign currency translation adjustment (1.3) 1.5 Comprehensive loss $ (41.5) $ (59.7) Per share data: Net loss per share attributable to common stockholders - basic and diluted $ (0.47) $ (0.86) Weighted average common shares outstanding - basic and diluted 76,307,698 72,921,318 19

Condensed Consolidated Balance Sheets $ in millions, except per share amounts As of March 31, December 31, 2026 2025 (Unaudited) Assets Investments Fixed maturities available-for-sale, at fair value (amortized cost: $733.4 million and $706.0 million as of March 31, 2026 and December 31, 2025, respectively) $ 731.8 $ 708.8 Short-term investments (cost: $19.5 million and $14.1 million as of March 31, 2026 and December 31, 2025, respectively) 19.5 14.1 Total investments 751.3 722.9 Cash, cash equivalents and restricted cash 386.5 396.8 Premium receivable, net of allowance for credit losses of $4.5 million and $4.1 million as of March 31, 2026 and December 31, 2025, respectively 449.1 402.3 Reinsurance recoverable 145.5 153.4 Prepaid reinsurance premium 123.9 147.9 Deferred acquisition costs 14.2 12.1 Property and equipment, net 16.7 15.8 Intangible assets 8.1 8.1 Goodwill 19.0 19.0 Other assets 43.6 47.4 Total assets $ 1,957.9 $ 1,925.7 Liabilities and Stockholders' Equity Unpaid loss and loss adjustment expense $ 308.8 $ 303.1 Unearned premium 614.2 577.0 Trade payables 2.4 0.5 Funds held for reinsurance treaties 151.6 169.5 Deferred ceding commission 33.3 38.2 Ceded premium payable 21.1 23.9 Borrowings under financing agreement 179.6 158.1 Other liabilities and accrued expenses 128.9 121.8 Total liabilities 1,439.9 1,392.1 Commitments and Contingencies Stockholders' equity Common stock, $0.00001 par value, 200,000,000 shares authorized; 76,786,720 and 75,907,215 shares issued and outstanding as of March 31, 2026 and December 31, 2025, respectively — — Additional paid-in capital 2,017.4 1,991.5 Accumulated deficit (1,500.1) (1,464.3) Accumulated other comprehensive income 0.7 6.4 Total stockholders' equity 518.0 533.6 Total liabilities and stockholders' equity $ 1,957.9 $ 1,925.7 20

Condensed Consolidated Statements of Cash Flows $ in millions, unaudited Three Months Ended March 31, 2026 2025 Cash flows from operating activities: Net loss $ (35.8) $ (62.4) Adjustments to reconcile net loss to net cash used in operating activities: Depreciation and amortization 2.7 4.5 Stock-based compensation 21.2 10.3 Amortization of premium on bonds (1.3) (1.5) Provision for bad debt 5.9 4.5 Changes in operating assets and liabilities: Premium receivable (52.7) (21.1) Reinsurance recoverable 7.9 (11.9) Prepaid reinsurance premium 24.0 (9.9) Deferred acquisition costs (2.1) 0.8 Other assets 3.6 2.8 Unpaid loss and loss adjustment expense 5.7 9.2 Unearned premium 37.2 21.2 Trade payables 1.9 (1.1) Funds held for reinsurance treaties (17.9) 5.5 Deferred ceding commissions (4.9) (4.6) Ceded premium payable (2.8) 2.4 Other liabilities and accrued expenses 6.8 4.1 Net cash used in operating activities (0.6) (47.2) Cash flows from investing activities: Proceeds from short-term investments sold or matured 5.5 9.4 Proceeds from bonds sold or matured 124.6 30.2 Cost of short-term investments acquired (10.5) (2.0) Cost of bonds acquired (150.7) (75.6) Purchases of property and equipment (3.5) (2.3) Net cash used in investing activities (34.6) (40.3) Cash flows from financing activities: Proceeds from borrowings under financing agreement 40.4 30.0 Payments on borrowings under financing agreement (18.9) (11.5) Proceeds from stock exercises 4.7 1.5 Net cash provided by financing activities 26.2 20.0 Effect of exchange rate changes on cash, cash equivalents and restricted cash (1.3) 1.5 Net decrease in cash, cash equivalents and restricted cash (10.3) (66.0) Cash, cash equivalents and restricted cash at beginning of period 396.8 385.7 Cash, cash equivalents and restricted cash at end of period $ 386.5 $ 319.7 Supplemental disclosure of cash flow information: Cash paid for income taxes $ 0.2 $ 0.3 Cash paid for interest expense on borrowings under financing agreement $ 5.8 $ 3.1 21

Reconciliation of Non-GAAP Financial Measures to their Most Directly Comparable GAAP Financial Measures Unaudited Adjusted Gross Profit and Adjusted Gross Profit Margin The following table provides a reconciliation of total revenue to adjusted gross profit and the related adjusted gross profit margin for the periods presented: Three Months Ended March 31, 2026 2025 ($ in millions) Total revenue $ 258.0 $ 151.2 Adjustments: Loss and loss adjustment expense, net (133.3) (85.4) Other insurance expense (24.1) (26.1) Depreciation and amortization (0.5) (1.1) Gross profit $ 100.1 $ 38.6 Gross profit margin (% of total revenue) 39% 26 % Adjustments: Net investment income $ (9.8) $ (9.5) Interest income and other income (1.4) (1.8) Employee-related expense 4.8 5.9 Professional fees and other 6.6 11.7 Depreciation and amortization 0.5 1.1 Adjusted gross profit $ 100.8 $ 46.0 Adjusted gross profit margin (% of total revenue) 39% 30% 22

Ratio of Adjusted Gross Profit to Gross Earned Premium The following table sets forth our calculation of the Ratio of Adjusted Gross Profit to Gross Earned Premium for the periods presented: Three Months Ended March 31, 2026 2025 ($ in millions) Numerator: Adjusted gross profit $ 100.8 $ 46.0 Denominator: Gross earned premium $ 306.2 $ 233.6 Ratio of Adjusted gross profit to Gross earned premium 33% 20 % Adjusted EBITDA The following table provides a reconciliation of Adjusted EBITDA to net loss for the periods presented: Three Months Ended March 31, 2026 2025 ($ in millions) Net loss $ (35.8) $ (62.4) Adjustments: Income tax expense 1.2 $ 1.0 Depreciation and amortization 2.7 4.5 Stock-based compensation (1) 21.2 10.3 Interest expense 6.2 3.3 Interest income and others (1.1) (1.0) Net investment income (9.8) (9.5) Amortization of fair value adjustment on insurance contract intangible liability relating to the Metromile acquisition — (0.1) Other adjustment (2) (3) (1.7) 6.9 Adjusted EBITDA $ (17.1) $ (47.0) (1) Includes the impact of canceled unvested warrant shares for contract year 2 related to the termination of the Warrant Agreement with Chewy of $5.2 million for the three months ended March 31, 2025. (2) Includes the California FAIR Plan assessment of $6.9 million related to the January 2025 California Wildfires for the three months ended March 31, 2025. (3) Includes $1.7 million recovery related to a pre-acquisition Metromile extra-contractual claim recognized in the third quarter of 2024. 23

Adjusted Free Cash Flow The following tables provide a reconciliation of adjusted free cash flow to cash flow from operating activities for the periods presented: Three Months Ended March 31, 2026 2025 ($ in millions) Cash flow from operating activities $ (0.6) $ (47.2) Capital expenditures (3.5) (2.3) Free Cash Flow $ (4.1) $ (49.5) Net borrowings under financing agreement 21.5 18.5 Adjusted Free Cash Flow $ 17.4 $ (31.0) 24

Supplemental Financial Information Unaudited Stock-based compensation Three Months Ended March 31, 2026 2025 Loss and loss adjustment expense, net $ 0.6 $ 0.5 Other insurance expense 0.7 0.7 Sales and marketing (1) 1.1 (4.3) Technology development (2) 8.9 6.8 General and administrative (2) 9.9 6.6 Total stock-based compensation expense $ 21.2 $ 10.3 (1) Includes the impact of the canceled unvested warrant shares for contract year 2 related to the termination of the Warrant Agreement with Chewy in the amount of $5.2 million for the three months ended March 31, 2025. (2) Includes $0.6 million of compensation expense related to Performance Stock Units issued in March 2026. Written and Earned Premium Three Months Ended March 31, 2026 2025 Change % Change ($ in millions) Gross written premium $ 343.9 $ 254.2 $ 89.7 35 % Ceded written premium (69.9) (138.8) 68.9 (50) % Net written premium $ 274.0 $ 115.4 $ 158.6 137 % Three Months Ended March 31, 2026 2025 Change % Change ($ in millions) Gross earned premium $ 306.2 $ 233.6 $ 72.6 31 % Ceded earned premium (93.6) (129.3) 35.7 (28) % Net earned premium $ 212.6 $ 104.3 $ 108.3 104% 25

Historical Operating Metrics $ in millions except Premium per customer, unaudited Mar. 31, June 30, Sept. 30, Dec. 31, Mar. 31, June 30, Sept. 30, Dec. 31 Mar. 31, Three months ended, unless specified 2024 2024 2024 2024 2025 2025 2025 2025 2026 Customers (end of period) 2,095,275 2,167,194 2,313,113 2,430,056 2,545,496 2,693,107 2,869,900 2,984,513 3,142,581 In force premium (end of period) $ 794.2 $ 838.8 $ 889.1 $ 943.7 $ 1,007.8 $ 1,083.4 $ 1,157.9 $ 1,236.5 $ 1,333.2 Premium per customer (end of period) $ 379 $ 387 $ 384 $ 388 $ 396 $ 402 $ 403 $ 414 $ 424 Annual dollar retention (end of period) 88% 88% 87% 86% 84% 84% 85% 85% 85% Total revenue $ 119.1 $ 122.0 $ 136.6 $ 148.8 $ 151.2 $ 164.1 $ 194.5 $ 228.1 $ 258.0 Gross earned premium $ 187.9 $ 199.9 $ 213.1 $ 226.4 $ 233.6 $ 252.3 $ 274.7 $ 290.2 $ 306.2 Gross profit $ 34.7 $ 30.8 $ 37.5 $ 63.9 $ 38.6 $ 64.3 $ 79.9 $ 110.6 $ 100.1 Adjusted gross profit $ 36.7 $ 33.4 $ 38.6 $ 66.2 $ 46.0 $ 65.6 $ 80.9 $ 112.0 $ 100.8 Net loss $ (47.3) $ (57.2) $ (67.7) $ (30.0) $ (62.4) $ (43.9) $ (37.5) $ (21.7) $ (35.8) Adjusted EBITDA $ (33.9) $ (43.0) $ (49.0) $ (23.8) $ (47.0) $ (40.9) $ (25.6) $ (4.6) $ (17.1) Gross profit margin 29% 25% 27% 43% 26% 39% 41% 48% 39% Adjusted gross profit margin 31% 27% 28% 44% 30% 40% 42% 49% 39% Ratio of Adjusted gross profit to Gross earned premium 20% 17% 18% 29% 20% 26% 29% 39% 33% Gross loss ratio 79% 79% 73% 63% 78% 67% 62% 52% 62% Net loss ratio 78% 79% 81% 62% 82% 69% 64% 53% 63% 26

Trends Q1 2026 27

2,095 2,545 3,143 $379 $396 $424 $794 $1,008 $1,333 $187.9 $233.6 $306.2 $119.1 $151.2 $258.0 Trends 28 CUSTOMERS (in '000s) PREMIUM PER CUSTOMER IN FORCE PREMIUM ($s in m) ▲ 21% Q1 24 Q1 25 Q1 26 Q1 24 Q1 25 Q1 26 Q1 24 Q1 25 Q1 26 ▲ 23% ▲ 4% ▲ 7% ▲ 27% ▲ 32% GROSS EARNED PREMIUM ("GEP") ($s in m) REVENUE ($s in m) ▲ 24% ▲ 31% ▲ 27% ▲ 71% Q1 24 Q1 25 Q1 26 Q1 24 Q1 25 Q1 26

$34.7 $38.6 $100.1 29% 26% 39% $36.7 $46.0 $100.8 20% 20% 33% Trends 29 GROSS PROFIT ($s in m) GROSS PROFIT MARGIN ▲ 11% ▲ 159% Q1 24 Q1 25 Q1 26 Q1 24 Q1 25 Q1 26 ADJUSTED GROSS PROFIT1 ($s in m) RATIO OF ADJUSTED GROSS PROFIT TO GEP1 ▲ 25% ▲ 119% Q1 24 Q1 25 Q1 26 Q1 24 Q1 26 1 This is a non-GAAP metric. For a description of these metrics and a reconciliation to the most directly comparable GAAP measure, please see "Reconciliation of Non-GAAP Financial Measures to their Most Directly Comparable GAAP Financial Measures" and "Non-GAAP financial measures and key operating metrics". Q1 25

($47.3) ($62.4) ($35.8) ($33.9) ($47.0) ($17.1) Trends 30 OPERATING EXPENSE1 ($s in m) Q1 24 Q1 25 Q1 26 $98.4 $127.2 $159.3 NET LOSS ($s in m) Q1 24 Q1 25 Q1 26 ▼ (32%) ▲ 43% 1 Represents total expense less loss and loss adjustment expense, net. 2 Growth spend included in Sales and Marketing was $54.3M in Q1 2026, $38.1M in Q1 2025 and $19.8M in Q1 2024. 3 This is a non-GAAP metric. For a description of these metrics and a reconciliation to the most directly comparable GAAP measure, please see "Reconciliation of Non-GAAP Financial Measures to their Most Directly Comparable GAAP Financial Measures" and "Non-GAAP financial measures and key operating metrics". ADJUSTED EBITDA3 ($s in m) Q1 24 Q1 25 Q1 26 ▼ (39%) ▲ 64% SALES AND MARKETING2 OTHER INSURANCE EXPENSE TECHNOLOGY DEVELOPMENT GENERAL AND ADMINISTRATIVE

$996 $1,032 $1,061 $1,120 $1,138 ($47) $6 $5 $21 ($1) ($31) $25 $18 $37 $17 Trends 31 TOTAL CASH & INVESTMENTS ($s in m) Q3 25 Q4 25 Q1 26Q2 25Q1 25 ADJUSTED FREE CASH FLOW1 ($s in m) 1 We define adjusted free cash flow ("Adj. FCF") as cash flow operating activities, less capital expenditures plus net borrowings under financing agreement. For reconciliation to the most comparable GAAP Financial measure, please refer to section entitled "Reconciliation of Non-GAAP Financial Measures to their Most Directly Comparable GAAP Financial Measures". ADJUSTED FREE CASH FLOW CASH FLOW FROM OPERATING ACTIVITIES Q3 25 Q4 25 Q1 26Q2 25Q1 25

Insurance Supplement Q1 2026 32

Q1 25 Q2 25 Q3 25 Q4 25 Q1 26 LOSS RATIOS Gross loss ratio 78% 67% 62% 52% 62% Gross loss ratio ex-CAT 59% 60% 56% 51% 58% TTM gross loss ratio 73% 70% 67% 64% 61% Net loss ratio 82% 69% 64% 53% 63% GROSS LOSS RATIO BREAKDOWN Attritional gross loss ratio 59% 58% 56% 54% 54% CAT (excl. PPD) 19% 5% 4% 1% 5% LAE (excl. PPD) 8% 7% 7% 6% 6% Prior period development (PPD) (8%) (3%) (5%) (9%) (3%) Gross loss ratio 78% 67% 62% 52% 62% GROSS LOSS RATIO - PPD BREAKDOWN CAT PPD —% 2% 2% —% (1%) Non-CAT PPD (8%) (5%) (7%) (9%) (2%) PPD impact on gross loss ratio (8%) (3%) (5%) (9%) (3%) GROSS LOSS RATIO BY TYPE Homeowners multi-peril 82% 60% 51% 39% 49% Pet 68% 70% 69% 71% 69% Car¹ 88% 82% 76% 40% 74% Europe (all products) 91% 83% 70% 64% 85% IFP BREAKDOWN ($s in m) Homeowners multi-peril $513 $523 $531 $530 $540 Pet $314 $350 $394 $439 $490 Car $134 $150 $163 $187 $214 Europe $33 $43 $51 $60 $67 Other $14 $17 $19 $21 $23 Total $1,008 $1,083 $1,158 $1,237 $1,333 PREMIUM PER CUSTOMER Homeowners multi-peril $265 $260 $251 $247 $243 Pet $742 $752 $782 $804 $822 Car $1,853 $1,895 $1,964 $2,021 $2,067 Europe $147 $168 $176 $184 $187 Other $998 $1,037 $1,071 $1,091 $1,123 Total $396 $402 $403 $414 $424 Insurance Supplement 33 ¹ In Q4 2025, Car’s gross loss ratio benefited from year-end reserve movements, resulting in a notably strong calendar quarter result of 40%.

DEFINITIONS GROSS LOSS RATIO We define gross loss ratio, expressed as a percentage, as the ratio of losses and loss adjustment expense to gross earned premium. GROSS LOSS RATIO EX-CAT We define gross loss ratio ex-CAT, expressed as a percentage, as the ratio of gross losses and loss adjustment expense, excluding catastrophe losses, to gross earned premium. TTM GROSS LOSS RATIO We define trailing twelve month ("TTM") gross loss ratio, expressed as a percentage, as the ratio of gross losses and loss adjustment expense to gross earned premium for the past twelve months. NET LOSS RATIO We define net loss ratio, expressed as a percentage, as the ratio of net losses and loss adjustment expense, less amounts ceded to reinsurers, to net earned premium. ATTRITIONAL GROSS LOSS RATIO We define attritional gross loss ratio, expressed as a percentage, as the ratio of gross losses, excluding catastrophe losses, loss adjustment expenses, and prior period development (PPD), to gross earned premium. PRIOR PERIOD DEVELOPMENT (PPD) We define prior period development (PPD) as the change in ultimate loss and loss adjustment expense for claims that occurred in prior quarters. HOMEOWNERS MULTI-PERIL We define homeowners multi-peril as all coverages offered under home, condo, and renters policies. IFP We define in force premium ("IFP"), as the aggregate annualized premium for customers as of the period end date. At each period end date, we calculate IFP as the sum of: 1. In force written premium - the annualized premium of in force policies underwritten by us. 2. In force placed premium - the annualized premium of in force policies placed with third party insurance companies for which we earn a recurring commission payment. PREMIUM PER CUSTOMER We define premium per customer as the average annualized premium customers pay for products underwritten by us, or placed by us with third-party insurance partners. We calculate premium per customer by dividing IFP by the number of customers. Insurance Supplement 34